UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2023

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 414-6338
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 18, 2023. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	338,409,062	13,752,335	4,457,290	115,476,690
David L. Calhoun	335,702,507	17,509,077	3,407,103	115,476,690
Lynne M. Doughtie	339,737,866	12,644,771	4,236,050	115,476,690
David L. Gitlin	341,396,370	10,837,573	4,384,744	115,476,690
Lynn J. Good	334,213,707	18,185,363	4,219,617	115,476,690
Stayce D. Harris	340,815,209	11,701,698	4,101,780	115,476,690
Akhil Johri	338,216,849	13,977,188	4,424,650	115,476,690
David L. Joyce	337,033,053	15,194,971	4,390,663	115,476,690
Lawrence W. Kellner	331,866,478	20,558,982	4,193,227	115,476,690
Steven M. Mollenkopf	336,894,062	15,318,026	4,406,599	115,476,690
John M. Richardson	341,642,784	10,713,288	4,262,615	115,476,690
Sabrina Soussan	341,111,391	11,044,081	4,463,215	115,476,690
Ronald A. Williams	325,892,526	26,282,932	4,443,229	115,476,690

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
264,028,592	87,060,217	5,529,878	115,476,690

3. Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation:
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
341,624,191	3,533,892	6,446,078	5,014,526	115,476,690

4. Approve The Boeing Company 2023 Incentive Stock Plan:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
323,948,556	27,998,073	4,672,058	115,476,690

5. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2023:
FOR	AGAINST	ABSTAIN
453,435,183	14,826,203	3,833,991

6. Shareholder Proposal - China Report:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,270,979	322,197,830	8,149,878	115,476,690

7. Shareholder Proposal - Report on Lobbying Activities:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
130,466,797	219,751,079	6,400,811	115,476,690

8. Shareholder Proposal - Report on Climate Lobbying:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,733,728	212,935,773	18,949,186	115,476,690

9. Shareholder Proposal - Pay Equity Disclosure:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
166,496,429	184,734,989	5,387,269	115,476,690

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel and Corporate Secretary

Dated: April 19, 2023